[Graphic]
Federated Utility Fund, Inc.
10TH SEMI-ANNUAL REPORT
AUGUST 31, 1997
ESTABLISHED 1988

President's Message
[Graphic]
Dear Fellow Shareholder:

Federated Utility Fund, Inc. was established in 1988, and I am pleased to present the 10th Semi-Annual Report for the fund. The fund's assets totaled $1.4 billion as of August 31, 1997, serving over 94,000 shareholders.

This report covers the six-month period from March 1, 1997, through August 31, 1997. Linda Duessel, Vice President, Passport Research, Ltd., and Steven J. Lehman, Vice President, Passport Research, Ltd., discuss the current utility industry environment and the fund's performance, as well as its strategy and holdings. Following their interview is a complete listing of the fund's 42 holdings in good dividend-paying utility stocks and 27 convertible and other securities, along with the fund's financial statements.

Over the six-month reporting period, the fund's diversified portfolio of good dividend-paying utility stocks continued to reward shareholders with attractive dividends and long-term performance. The performance for the past six months is listed below.*

                  TOTAL RETURN   INCOME    SHARE PRICE INCREASE
 Class A Shares       4.31%       $0.20   $13.27 to $13.64=2.7%
 Class B Shares       3.83%       $0.15   $13.28 to $13.64=2.6%
 Class C Shares       3.83%       $0.15   $13.28 to $13.64=2.6%
 Class F Shares       4.25%       $0.20   $13.27 to $13.63=2.6%

The U.S. economy continues to be strong, and inflation fears low. The Dow Jones Industrial Average is reaching record levels, and utility stocks have not been caught up in any buying "exuberance" -- rational or irrational. However, we believe utility stocks can offer very attractive yields -- almost three times the Standard & Poor's 500** Index stock yield. Utility stocks have strong earnings and offer good dividends.

* Performance quoted represents past performance, is based on net asset value, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, C, and F Shares were -1.41%, -1.72%, 2.84%, and 2.26%, respectively. As of 8/31/97, the Class A Shares' average annual one-year, five-year, and since inception (5/27/88) total returns were 12.90%, 9.40%, and 12.17%, respectively. Class B, C, and F Shares' average annual one-year total returns were 12.77%, 17.54%, and 17.23%, respectively, and annualized total returns since inception (5/27/88) were 12.35%, 8.80%, and 12.64%, respectively.

** Standard & Poor's 500 Index is an unmanaged index of common stocks in industry, transportation, and financial and public utility companies.
Investments cannot be made in an index.

In our stock selections for the fund, we emphasize the defensive nature of electric and natural gas company shares. Federated Utility Fund, Inc. is well disciplined for the conservative investor. I urge you to review the fund's holdings, and you will see the fund owns strong utility companies in the U.S. and around the world.* In fact, many international stock funds in 1996-1997 have had their performance enhanced by owning utility stocks from Latin American, the Asian-Pacific region, and European countries.

Thank you for participating in the income and growth opportunities of the many vital utility services represented in the fund's portfolio. Remember, reinvesting your earnings is a convenient way to build the value of your account and help your shares increase through the benefit of monthly compounding of earnings.

As always, we welcome your comments and suggestions.

Sincerely,
[Graphic]
Richard B. Fisher
President
October 15, 1997

* Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Investment Review
[Graphic]
Linda A. Duessel
Vice President
Passport Research, Ltd.

[Graphic]
Steven J. Lehman
Vice President
Passport Research, Ltd.

[Graphic]
WHAT IS YOUR REVIEW OF THE UTILITY MARKET-- ITS ELECTRIC, NATURAL GAS AND TELEPHONE SECTORS--DURING THE FIRST SIX MONTHS OF THE FUND'S
FISCAL YEAR?

The utility market continued to face two historic headwinds: an extraordinarily strong stock market and uncertainty over the effects of deregulation. The sector that has already undergone significant deregulation over the past decade--natural gas--performed well, returning 10.45%. Electrics and telephones, which are still in the early stages of industry restructuring, lagged with electrics up 3.23% and telecommunications up 1.16%.

[Graphic]
FEDERATED UTILITY FUND, INC. HAS CONTINUALLY OUTPERFORMED THE MARKET OVER THE LONG-TERM AS MEASURED BY THE STANDARD & POOR'S UTILITY INDEX (THE "S&P UTILITY INDEX").* DID THE FUND CONTINUE THAT TREND VERSUS THAT INDEX AND THE RELATIVELY NEW STANDARD & POOR'S COMMUNICATIONS INDEX (THE "S&P COMMUNICATIONS INDEX")?*

Yes. Federated Utility Fund, Inc. Class A Shares returned 4.31%, based on net asset value,** compared to a return of 3.23% for the S&P Utility Index and 1.16% for the S&P Communications Index. With total returns of 3.83%, 3.83% and 4.25%, based on net asset value, the fund's Class B, C, and F Shares also outperformed both indexes.**

* The S&P Utility Index is an unmanaged index comprising electric and natural gas utilities that track daily changes in the price of stocks. The S&P Communications Index, created on 7/1/96, is an unmanaged index comprising telephone and other communications-oriented utilities that track daily changes in the price of stocks. Before 7/1/96, telephone utilities were included in the S&P Utility Index. Investments cannot be made in an index.

** Performance quoted represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, C, and F Shares were -1.41%, -1.72%, 2.84%, and 2.26%, respectively. As of 8/31/97, the
Class A Shares' average annual one-year, five-year, and since inception (5/27/88) total returns were 12.90%, 9.40%, and 12.17%, respectively. Class B, C, and F Shares' average annual one-year total returns were 12.77%, 17.54%, and 17.23%, respectively, and annualized total returns since inception (5/27/88) were 12.35%, 8.80%, and 12.64%, respectively.

[Graphic]
DID MERGER ACTIVITY POSITIVELY IMPACT ANY HOLDINGS DURING THE REPORTING
PERIOD?

Not immediately, although we expect significant long-term benefits. Duke Power, our largest holding, merged in June with PanEnergy to become DUKE ENERGY. This merger combines one of the top electric utilities in an attractive region of the country with a top supplier of natural gas. We expect Duke Energy to be a winner as the electric and gas businesses converge into multi-fuel energy suppliers nationally. TEXAS UTILITIES acquired Ensearch to provide gas and electric services in Texas. PACIFICORP proposed a merger with the Energy Group of England. Although this merger is delayed pending regulatory approval, the company would have a competitive advantage in providing low-cost power on three continents.

[Graphic]
HOW WERE THE FUND'S ASSETS ALLOCATED ON AUGUST 31, 1997?

The fund's assets were allocated as follows:

                          PERCENTAGE      NUMBER OF
 SECTOR                  OF PORTFOLIO      ISSUES
 Electrics                           31.34%                   15
 Telecommunications         19.07%            9
 Natural Gas                      12.68%               9
 Non-U.S. Utilities            11.46%                 10
 Non-Utility                      24.31%              24

[Graphic]
WHAT STRATEGIES ARE GUIDING YOUR SECURITY SELECTION?

Our security selection follows three basic themes:

1) High-quality domestic and international utilities with superior dividend growth prospects;

2) Utilities with astute managers who can capitalize on the changes in the industry in the U.S. and around the world; and

3) Diversification of the fund's risk through holdings in non-utility companies and international utilities.

[Graphic]
WHAT WERE THE TOP FIVE HOLDINGS OF FEDERATED UTILITY FUND, INC. AS OF AUGUST 31, 1997?

Our top holdings were:

 COMPANY                        SECTOR                          VALUE
 Sprint Corp.                      Telecommunications        $46.9 million
 Duke Energy                     Electric                    $46.9 million
 FPL Group                        Electric                   $45.1 million
 CMS Energy                     Electric                     $44.9 million
 MCI Communications       Telecommunications                 $44.4 million

[Graphic]
AS 1997 DRAWS TO A CLOSE, DO THE SIGNS CONTINUE TO POINT TO A
FAVORABLE ENVIRONMENT FOR UTILITIES?

Yes. We remain enthusiastic about the prospects for our shareholders. All three utility subsectors--electric, gas, and telephone--appear inexpensive compared to the broad market. For example, the relative dividend yield on electric utilities is at its highest level in 20 years. Furthermore, the defensive characteristics of utilities should come back in favor when investors again recognize the value of high and reliable dividend yields, steady earnings and moderate growth.

Additionally, positive developments are occurring in the industry around the world. Companies continue to diversify into other utility sectors and to other parts of the world to increase their profit growth. And the convergence of the electric and gas industries continues, as companies merge to become regional, national, and eventually international, providers of integrated energy services. We continue to position Federated Utility Fund, Inc. to benefit from these trends in the U.S. and around the world.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN FEDERATED UTILITY FUND,
INC.

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $10,000 IN THE CLASS A SHARES OF FEDERATED UTILITY FUND, INC. ON 5/27/88, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DIDN'T REDEEM ANY SHARES, YOUR ACCOUNT WOULD BE WORTH $28,997 ON 8/31/97. YOU WOULD HAVE EARNED A 12.17%* AVERAGE ANNUAL TOTAL RETURN FOR THE 9-YEAR INVESTMENT LIFE SPAN -- QUITE ATTRACTIVE FOR A UTILITY STOCK FUND, ESPECIALLY DURING A TIME WHEN THE ECONOMIC MARKETS WENT THROUGH SEVERAL CYCLES.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/97, the Class A Shares' average annual one-year, five-year, and since inception (5/27/88) total returns were 16.57%, 10.14%, and 12.57%, respectively. Class B Shares' average annual one-year, and since inception (9/28/94) total returns were 16.66% and 13.88%, respectively. Class C Shares' average annual one-year, and since inception (4/27/93) total returns were 21.41% and 9.67%, respectively. The Class F Shares' average annual one-year and since inception (6/1/96) total returns were 21.20% and 15.49%, respectively.

[Graphic] - See Appendix (A)

* Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

FEDERATED UTILITY FUND, INC.

ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR 9 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $17,233.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Utility Fund, Inc. on 5/27/88, reinvested your dividends and capital gains, and didn't redeem any shares, you would have invested only $10,000, but your account would have reached a total value of $17,233* by 8/31/97. You would have earned an average annual total return of 11.08%.

A practical investment plan helps you pursue long-term performance from utility securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. This investment plan works for you even if you invest only $1,000 annually. You can take it one step at a time.
Put time, money, and compounding to work.

[Graphic] - See Appendix (B)

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED UTILITY FUND, INC.
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1997 (UNAUDITED)

  SHARES                                                                                            VALUE
 COMMON STOCKS--82.1%
 CONSUMER NON-DURABLES--2.0%
              587,100  Philip Morris Cos., Inc.                                             $        25,612,238
              106,700  RJR Nabisco Holdings Corp.                                                     3,714,494
                        Total                                                                        29,326,732
 ELECTRIC UTILITIES: CENTRAL--9.5%
            1,250,100  CMS Energy Corp.                                                              44,925,469
              588,400  Cinergy Corp.                                                                 19,453,975
            1,561,100  DPL, Inc.                                                                     36,978,556
              883,700  NIPSCO Industries, Inc.                                                       36,066,006
                        Total                                                                       137,424,006
 ELECTRIC UTILITIES: EAST--2.4%
            1,091,700  DQE, Inc.                                                                     34,661,475
               31,800  New York State Electric and Gas Corp.                                            775,125
                        Total                                                                        35,436,600
 ELECTRIC UTILITIES: SOUTH--12.7%
              968,435  Duke Energy                                                                   46,908,570
              969,800  FPL Group, Inc.                                                               45,095,700
            1,363,400  Southern Co.                                                                  28,716,613
            1,385,900  TECO Energy, Inc.                                                             33,348,219
              834,200  Texas Utilities Co.                                                           29,092,725
                        Total                                                                       183,161,827
 ELECTRIC UTILITIES: WEST--6.0%
              773,700  P G & E Corp.                                                                 17,940,169
            1,516,600  Pacificorp                                                                    31,469,450
            1,166,900  Pinnacle West Capital Corp.                                                   37,705,456
                        Total                                                                        87,115,075

FEDERATED UTILITY FUND, INC.

  SHARES                                                                                            VALUE
 COMMON STOCKS--CONTINUED
 ENERGY MINERALS--3.0%
              443,200  Atlantic Richfield Co.                                               $        33,240,000
               89,200  Texaco, Inc.                                                                  10,280,300
                        Total                                                                        43,520,300
 FINANCE--7.5%
              136,000  Avalon Properties, Inc.                                                        3,816,500
              460,000  Beacon Properties Corp.                                                       16,560,000
              585,700  Boston Properties, Inc.                                                       17,461,181
              290,200  Equity Residential Properties Trust                                           14,129,113
              979,100  Meditrust, REIT                                                               39,102,806
              165,000  Price REIT, Inc.                                                               6,259,688
              496,100  Security Capital Pacific Trust                                                10,821,181
              357,200  Security Capital Pacific Trust, Rights                                             5,581
                        Total                                                                       108,156,050
 MAJOR U.S. TELECOMMUNICATIONS--17.6%
              409,700  Ameritech Corp.                                                               25,683,069
              780,400  BellSouth Corp.                                                               34,337,600
              822,600  GTE Corp.                                                                     36,657,113
            1,558,200  MCI Communications Corp.                                                      44,408,700
              642,500  SBC Communications, Inc.                                                      34,935,938
              998,900  Sprint Corp.                                                                  46,948,300
              874,700  U.S. West, Inc.                                                               31,325,194
                        Total                                                                       254,295,914
 NATURAL GAS DISTRIBUTION--5.9%
              306,000  Consolidated Natural Gas Co.                                                  18,073,126
            1,123,500  MCN Corp.                                                                     34,477,406
               49,600  New Jersey Resources Corp.                                                     1,590,300
              977,300  Pacific Enterprises                                                           32,189,819
                        Total                                                                        86,330,651

FEDERATED UTILITY FUND, INC.

 SHARES OR
 PRINCIPAL
  AMOUNT                                                                                            VALUE
 COMMON STOCKS--CONTINUED
 NON-U.S. UTILITIES--10.9%
              879,960 (a)Electricidade de Portugal SA                                         $      13,733,452
            1,043,600  Empresa Nacional Electricidad SA, ADR                                         23,220,100
            7,000,000  Hong Kong and China Gas Co. Ltd.                                              13,007,288
              540,700  Korea Electric Power Corp., ADR                                                8,820,169
              859,510  National Power Co. PLC, ADR                                                   31,372,115
                1,662  Nippon Telegraph & Telephone Corp.                                            15,549,429
            6,223,100  Telecom Italia S.P.A.                                                         21,957,866
              133,600  Telecomunicacoes Brasileiras SA, ADR                                          15,764,800
               35,500  Viag AG                                                                       14,741,675
                        Total                                                                       158,166,894
 OIL/GAS TRANSMISSION--4.3%
              715,876  Enron Corp.                                                                   27,605,969
              367,300  Sonat, Inc.                                                                   18,296,132
              336,900  Williams Cos., Inc. (The)                                                     15,686,907
                        Total                                                                        61,589,008
 WATER SUPPLY--0.3%
              196,600  American Water Works Co., Inc.                                                 4,079,451
                        TOTAL COMMON STOCKS (IDENTIFIED COST $965,842,047)                        1,188,602,508
 CORPORATE BONDS--3.2%
 HEALTH CARE--2.8%
 $         16,490,000  Alza Corp., Conv. Bond, 5.00%, 5/1/2006                                       16,749,223
           37,800,000 (b)Roche Holdings, Inc., LYONS, 5/6/2012                                       16,159,500
            6,200,000  Tenet Healthcare Corp., Conv. Bond, 6.00%, 12/1/2005                           7,471,000
                        Total                                                                        40,379,723

FEDERATED UTILITY FUND, INC.

 SHARES OR
 PRINCIPAL
  AMOUNT                                                                                            VALUE
 CORPORATE BONDS--CONTINUED
 NON-U.S. UTILITIES--0.4%
 $          6,270,000  Korea Electric Power Corp., Conv. Bond, 5.00%, 8/1/2001              $         6,226,862
                        TOTAL CORPORATE BONDS (IDENTIFIED COST $45,122,063)                          46,606,585
 CONVERTIBLE PREFERRED STOCKS--12.7%
 BASIC INDUSTRY--2.7%
              161,900  Amcor Ltd., PRIDES, 7.25%                                                      8,418,800
              914,300  Coeur d'Alene Mines Corp., Conv. Pfd., 7.00%                                  16,171,681
              386,900  Merrill Lynch & Co., Inc., STRYPES, Series IML, 6.25%                         14,460,388
                        Total                                                                        39,050,869
 ENERGY MINERALS--0.6%
              133,600 (b)Tosco Corp., Conv. Pfd., 5.75%                                               8,213,327
 FINANCE--0.9%
              466,100  National Australia Bank, Ltd., Melbourne,
                       Exchangeable Capital Unit, $1.97                                              13,312,981
 HEALTH CARE--1.0%
              168,228  Aetna, Inc., Conv. Pfd., $4.76                                                14,804,064
 OIL/GAS TRANSMISSION--2.4%
               70,100  MCN Corp., PRIDES, $8.00                                                       3,741,588
              275,000  Williams Cos., Inc. (The), Conv. Pfd., $3.50                                  30,186,200
                        Total                                                                        33,927,788
 SERVICES--1.7%
              504,100  Browning-Ferris Industries, Inc., ACES, $2.58                                 16,792,831
              130,000 (b)CalEnergy Co., Inc., Conv. Pfd.                                              6,507,020
              107,600  Hollinger International Publishing, Inc., Conv. Pfd., $.95                     1,284,475
                        Total                                                                        24,584,326
 TECHNOLOGY--2.1%
              342,500  Microsoft Corp., Cumulative Conv. Pfd., Series A, $2.20                       29,797,500

FEDERATED UTILITY FUND, INC.

 SHARES OR
 PRINCIPAL
  AMOUNT                                                                                            VALUE
 CONVERTIBLE PREFERRED STOCKS--CONTINUED
 TELECOMMUNICATIONS--1.3%
               63,300  Airtouch Communications, Inc., Conv. Pfd., Series C, $2.13           $         3,461,719
              285,900  Salomon, Inc., DECS, Series CSN, $3.48                                        15,903,188
                        Total                                                                        19,364,907
                        TOTAL CONVERTIBLE PREFERRED STOCKS (IDENTIFIED COST $163,799,158)           183,055,762
 (C)REPURCHASE AGREEMENTS--1.1%
 $         16,395,000  BT Securities Corp., 5.58%, dated 8/29/1997, due 9/2/1997
                       (AT AMORTIZED COST)                                                           16,395,000
                        TOTAL INVESTMENTS (IDENTIFIED COST $1,191,158,268)(D)               $     1,434,659,855

(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At August 31, 1997, these securities amounted to $30,879,847 which represents 2.1% of net assets.

(c) The repurchase agreement is fully collateralized by U.S.
government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $1,191,277,858. The net unrealized appreciation of investments on a federal tax basis amounts to $243,381,997 which is comprised of $262,640,945 appreciation and $19,258,948 depreciation at August 31, 1997.

Note: The categories of investments are shown as a percentage of net assets ($1,447,217,101) at August 31, 1997.

The following acronyms are used throughout this portfolio:

ACES --Adjustable Convertible Extendable Securities ADR --American Depository Receipt DECS --Dividend Enhanced Convertible Stock LYONs --Liquid Yield Option Notes PLC --Public Limited Company PRIDES --Preferred Redeemable Increased Dividend Equity Securities REIT --Real Estate Investment Trust SPA --Standby Purchase Agreement STRYPES --Structured Yield Product Exchangeable for Stock

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1997 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified cost
 $1,191,158,268, and tax cost $1,191,277,858)                                          $    1,434,659,855
 Cash                                                                                              85,400
 Cash denominated in foreign currencies (at identified                                             39,985
 cost $42,269)
 Income receivable                                                                              4,952,567
 Receivable for investments sold                                                               17,275,203
 Receivable for shares sold                                                                       359,366
   Total assets                                                                             1,457,372,376
 LIABILITIES:
 Payable for investments purchased                               $   7,355,196
 Payable for shares redeemed                                         1,321,535
 Income distribution payable                                           866,070
 Accrued expenses                                                      612,474
   Total liabilities                                                                           10,155,275
 Net Assets for 106,132,158 shares outstanding                                         $    1,447,217,101
 NET ASSETS CONSIST OF:
 Paid in capital                                                                       $    1,075,023,760
 Net unrealized appreciation of investments and
 translation of assets and liabilities
 in foreign currency                                                                          243,499,199
 Accumulated net realized gain on investments and foreign                                     124,262,227
 currency transactions
 Undistributed net investment income                                                            4,431,915
   Total Net Assets                                                                    $    1,447,217,101
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
 PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($704,793,530 / 51,683,549                                              $13.64
 shares outstanding)
 Offering Price Per Share (100/94.50 of $13.64)*                                                   $14.43
 Redemption Proceeds Per Share                                                                     $13.64
 CLASS B SHARES:
 Net Asset Value Per Share ($100,334,953 / 7,354,077                                               $13.64
 shares outstanding)
 Offering Price Per Share                                                                          $13.64
 Redemption Proceeds Per Share (94.50/100 of $13.64)**                                             $12.89
 CLASS C SHARES:
 Net Asset Value Per Share ($52,102,768 / 3,819,405                                                $13.64
 shares outstanding)
 Offering Price Per Share                                                                          $13.64
 Redemption Proceeds Per Share (99.00/100 of $13.64)**                                             $13.50
 CLASS F SHARES:
 Net Asset Value Per Share ($589,985,850 / 43,275,127                                              $13.63
 shares outstanding)
 Offering Price Per Share (100/99.00 of $13.63)***                                                 $13.77
 Redemption Proceeds Per Share (99.00/100 of $13.63)**                                             $13.49

* See "Investing in Class A Shares" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

*** See "Investing in Class F Shares" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED AUGUST 31, 1997 (UNAUDITED)

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $440,229)                                  $  30,258,368
 Interest                                                                                   1,755,551
     Total income                                                                          32,013,919
 EXPENSES:
 Investment advisory fee                                               $      5,704,079
 Administrative personnel and services fee                                      574,211
 Custodian fees                                                                  74,571
 Transfer, and dividend disbursing agent fees and                               990,061
 expenses
 Directors'/Trustees' fees                                                        7,826
 Auditing fees                                                                   11,160
 Legal fees                                                                       7,554
 Portfolio accounting fees                                                       79,201
 Distribution services fee--Class B Shares                                      382,831
 Distribution services fee--Class C Shares                                      208,311
 Shareholder services fee--Class A Shares                                       918,894
 Shareholder services fee--Class B Shares                                       127,610
 Shareholder services fee--Class C Shares                                        69,437
 Shareholder services fee--Class F Shares                                       785,491
 Printing and postage                                                           130,236
 Insurance premiums                                                               7,258
 Taxes                                                                           87,376
 Miscellaneous                                                                    9,860
     Total expenses                                                          10,175,967
 Waivers--
     Waiver of investment advisory fee                    $   (805,036)
     Waiver of shareholder services fee--Class A Shares        (22,053)
     Waiver of shareholder services fee--Class F Shares        (94,259)
          Total waivers                                                       (921,348)
               Net expenses                                                                 9,254,619
                 Net investment income                                                     22,759,300
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY:
 Net realized gain on investments and foreign currency                                     91,067,349
 transactions
 Net change in unrealized appreciation of investments and
 translation of assets
 and liabilities in foreign currency                                                     (51,744,694)
     Net realized and unrealized gain on investments and                                   39,322,655
     foreign currency
          Change in net assets resulting from operations                                $  62,081,955

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS
                                                            ENDED
                                                         (UNAUDITED)              YEAR ENDED
                                                          AUGUST 31,             FEBRUARY 28,
                                                             1997                    1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                $     22,759,300       $        50,788,136
 Net realized gain on investments and foreign
 currency transactions ($91,067,349 and
 $77,187,780, respectively, as computed for federal         91,067,349                78,584,029
 tax purposes)
 Net change in unrealized appreciation/depreciation
 of investments and translation of
 assets and liabilities in foreign currency               (51,744,694)                76,927,979
  Change in net assets resulting from operations            62,081,955               206,300,144
 NET EQUALIZATION CREDITS (DEBITS)--                          (76,937)                 (349,136)
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
  Class A Shares                                          (10,648,069)              (30,916,720)
  Class B Shares                                           (1,092,963)               (2,917,172)
  Class C Shares                                             (591,437)               (1,924,467)
  Class F Shares                                           (9,181,642)              (19,257,898)
 Distributions from net realized gains on
 investments and foreign currency transactions
  Class A Shares                                                    --              (43,588,717)
  Class B Shares                                                    --               (5,277,792)
  Class C Shares                                                    --               (3,542,933)
  Class F Shares                                                    --              (18,303,689)
   Change in net assets resulting from                    (21,514,111)             (125,729,388)
   distributions to shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                               43,157,541               115,531,852
 Proceeds from shares issued in connection with the                 --            730,686,278(a)
 acquisition
 Net asset value of shares issued to shareholders           16,214,033               101,834,448
 in payment of distributions declared
 Cost of shares redeemed                                 (234,374,646)             (415,745,469)
  Change in net assets resulting from share              (175,003,072)               532,307,109
  transactions
   Change in net assets                                  (134,512,165)               612,528,729
 NET ASSETS:
 Beginning of period                                     1,581,729,266               969,200,537
 End of period                                        $  1,447,217,101       $     1,581,729,266

(a) Includes $93,019,447 of unrealized appreciation.

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND, INC.
FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 SIX MONTHS
                                                    ENDED
                                                 (UNAUDITED)
                                                  AUGUST 31,              YEAR ENDED FEBRUARY 28 OR 29,
                                                     1997        1997       1996       1995      1994      1993
 NET ASSET VALUE, BEGINNING OF PERIOD               $13.27      $12.79     $10.98     $12.24    $12.29    $11.03
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                               0.21        0.52       0.48       0.55      0.60      0.58
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    0.36        1.22       1.82     (0.69)        --      1.44
  Total from investment operations                    0.57        1.74       2.30     (0.14)      0.60      2.02
 LESS DISTRIBUTIONS
  Distributions from net investment income          (0.20)      (0.52)     (0.48)     (0.66)    (0.61)    (0.66)
  Distributions from net realized gain on
  investments and foreign currency transactions         --      (0.74)         --     (0.12)    (0.04)    (0.10)
  Distributions in excess of net investment             --          --     (0.01)         --        --        --
  income(a)
  Tax return of capital distribution                    --          --         --     (0.34)        --        --
  Total distributions                               (0.20)      (1.26)     (0.49)     (1.12)    (0.65)    (0.76)
 NET ASSET VALUE, END OF PERIOD                     $13.64      $13.27     $12.79     $10.98    $12.24    $12.29
 TOTAL RETURN(B)                                     4.31%      14.34%     21.47%    (0.98%)     4.93%    19.26%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                          1.15%*       1.15%      1.14%      1.10%     1.12%     1.04%
  Net investment income                             3.06%*       3.52%      4.09%      4.95%     4.81%     5.98%
  Expense waiver(c)                                 0.11%*       0.12%      0.15%      0.21%     0.17%     0.01%
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)         $704,794    $759,732   $816,687   $742,274  $877,513  $739,511
  Average commission rate paid(d)                  $0.0096     $0.0003         --         --        --        --
  Portfolio turnover                                   39%         44%        76%        55%       24%       18%

* Computed on an annualized basis.

(a) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND, INC.
FINANCIAL HIGHLIGHTS--CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              SIX MONTHS
                                                                 ENDED
                                                              (UNAUDITED)               YEAR ENDED
                                                               AUGUST 31,           FEBRUARY 28 OR 29,
                                                                  1997        1997       1996        1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                            $13.28      $12.77     $10.98       $10.92
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                            0.16        0.44       0.43         0.22
  Net realized and unrealized gain (loss) on
  investments and foreign currency                                 0.35        1.21       1.77       (0.04)
  Total from investment operations                                 0.51        1.65       2.20         0.18
 LESS DISTRIBUTIONS
  Distributions from net investment income                       (0.15)      (0.40)     (0.41)       (0.08)
  Distributions from net realized gain on investments
  and foreign currency transactions                                  --      (0.74)         --           --
  Tax return of capital distributions                                --          --         --       (0.04)
  Total distributions                                            (0.15)      (1.14)     (0.41)       (0.12)
 NET ASSET VALUE, END OF PERIOD                                  $13.64      $13.28     $12.77       $10.98
 TOTAL RETURN(B)                                                  3.83%      13.60%     20.45%        2.16%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                       1.90%*       1.90%      1.90%       1.87%*
  Net investment income                                          2.31%*       2.81%      3.19%       4.53%*
  Expense waiver(c)                                              0.11%*       0.12%      0.14%       0.25%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                      $100,335    $101,619    $85,650      $18,780
  Average commission rate paid(d)                               $0.0096     $0.0003         --           --
  Portfolio turnover                                                39%         44%        76%          55%

* Computed on an annualized basis.

(a) Reflects operations for the period from October 12, 1994 (date of initial public investment) to February 28, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND, INC.
FINANCIAL HIGHLIGHTS--CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        SIX MONTHS
                                                           ENDED
                                                        (UNAUDITED)                   YEAR ENDED
                                                         AUGUST 31,               FEBRUARY 28 OR 29,
                                                            1997      1997       1996        1995      1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                      $13.28    $12.77     $10.98      $12.23     $12.27
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                      0.17      0.42       0.39        0.42       0.48
  Net realized and unrealized gain (loss) on
  investments and foreign currency                           0.34      1.23       1.80      (0.64)     (0.07)
  Total from investment operations                           0.51      1.65       2.19      (0.22)       0.41
 LESS DISTRIBUTIONS
  Distributions from net investment income                 (0.15)    (0.40)     (0.39)      (0.60)     (0.41)
  Distributions from net realized gain on investments
  and foreign currency transactions                            --    (0.74)         --      (0.13)     (0.04)
  Distributions in excess of net investment income(b)          --        --     (0.01)          --         --
  Tax return of capital distributions                          --        --         --      (0.30)         --
  Total distributions                                      (0.15)    (1.14)     (0.40)      (1.03)     (0.45)
 NET ASSET VALUE, END OF PERIOD                            $13.64    $13.28     $12.77      $10.98     $12.23
 TOTAL RETURN(C)                                            3.83%    13.58%     20.43%     (1.66%)      3.28%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                 1.90%*     1.90%      1.87%       1.86%     1.87%*
  Net investment income                                    2.31%*     2.77%      3.35%       4.19%     4.02%*
  Expense waiver(d)                                        0.11%*     0.12%      0.17%       0.21%     0.17%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                 $52,103    $58,196   $66,864     $58,800    $64,409
  Average commission rate paid(e)                         $0.0096   $0.0003         --          --         --
  Portfolio turnover                                          39%       44%        76%         55%        24%

* Computed on an annualized basis.

(a) Reflects operations for the period from April 30, 1993 (date of initial public investment) to February 28, 1994.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND, INC.
FINANCIAL HIGHLIGHTS--CLASS F SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            SIX MONTHS
                                                                               ENDED            PERIOD
                                                                            (UNAUDITED)          ENDED
                                                                             AUGUST 31,       FEBRUARY 28,
                                                                                1997             1997(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                          $13.27            $12.37
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                          0.22              0.42
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                           0.34              1.20
  Total from investment operations                                               0.56              1.62
 LESS DISTRIBUTIONS
  Distributions from net investment income                                     (0.20)            (0.36)
  Distributions from net realized gain on investments and foreign
  currency transactions                                                            --            (0.36)
  Total distributions                                                          (0.20)            (0.72)
 NET ASSET VALUE, END OF PERIOD                                                $13.63            $13.27
 TOTAL RETURN(B)                                                                4.25%            13.39%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                     1.12%*            1.12%*
  Net investment income                                                        3.08%*            3.79%*
  Expense waiver(c)                                                            0.14%*            0.15%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                    $589,986          $662,182
  Average commission rate paid(d)                                             $0.0096           $0.0003
  Portfolio turnover                                                              39%               44%

* Computed on an annualized basis.

(a) Reflects operations for the period from June 1, 1996 (date of initial public investment) to February 28, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1997 (UNAUDITED)

1. ORGANIZATION

Federated Utility Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The primary investment objective of the Fund is current income and long-term growth of income.

On June 1, 1996, the Fund acquired all the net assets of Fortress Utility Fund, Inc. ("Acquired Fund") pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The acquisition was accomplished by a tax-free exchange of 59,078,573 shares of the Fund (valued at $730,686,278) for the 52,727,413 shares of the Acquired Fund outstanding on June 1, 1996. The Acquired Fund's net assets of $730,686,278, which consisted of $637,666,831 of Paid in Capital and $93,017,447 of Unrealized Appreciation, at that date were combined with those of the Fund. The aggregate net assets of the Fund and the Acquired Fund immediately before the acquisition were $925,114,464 and $730,686,278, respectively.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-- Listed corporate bonds, other fixed income securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. The Fund's restricted securities are valued at a price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS-- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS-- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES-- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary. At February 28, 1997, the Fund, for federal tax purposes, had a capital loss carryforward of $619,107, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 1998.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

EQUALIZATION-- The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of Fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS-- The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At August 31, 1997, the Fund had no outstanding foreign currency commitments.

FOREIGN CURRENCY TRANSLATION-- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES-- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at August 31, 1997, is as follows:

 SECURITY                       ACQUISITION DATE        ACQUISITION COST
 CalEnergy Co., Inc.               2/20/1997             $   6,500,000
 Roche Holdings, Inc.              4/29/1997                15,055,256
 Tosco Corp.                12/10/1996 - 12/20/1996          6,671,788

USE OF ESTIMATES-- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At August 31, 1997, par value shares ($0.001 per share) authorized were as follows:

                      NUMBER OF PAR VALUE
 CLASS NAME         CAPITAL STOCK AUTHORIZED
 Class A Shares            250,000,000
 Class B Shares            250,000,000
 Class C Shares            250,000,000
 Class F Shares            250,000,000
   Total                     1,000,000,000

Transactions in capital stock were as follows:


                                                    SIX MONTHS ENDED                       YEAR ENDED
                                                    AUGUST 31, 1997                    FEBRUARY 28, 1997
 CLASS A SHARES                              SHARES            AMOUNT            SHARES               AMOUNT
 Shares sold                                1,636,486   $       22,175,751      3,938,897   $       50,196,432
 Shares issued to shareholders in
 payment of distributions declared            622,979            8,356,622      4,955,544           62,992,760
 Shares redeemed                          (7,815,672)        (105,142,439)   (15,487,709)        (196,650,542)
  Net change resulting from
  Class A Share transactions              (5,556,207)   $     (74,610,066)    (6,593,268)   $     (83,461,350)

                                                    SIX MONTHS ENDED                       YEAR ENDED
                                                    AUGUST 31, 1997                    FEBRUARY 28, 1997
 CLASS B SHARES                              SHARES            AMOUNT            SHARES               AMOUNT
 Shares sold                                  600,114   $        8,136,963      2,075,501   $       26,214,023
 Shares issued to shareholders in
 payment of distributions declared             66,325              890,445        539,077            6,855,719
 Shares redeemed                            (965,290)         (13,030,763)    (1,666,470)         (21,106,138)
  Net change resulting from
  Class B Share transactions                (298,851)   $      (4,003,355)        948,108   $       11,963,604

                                                    SIX MONTHS ENDED                       YEAR ENDED
                                                    AUGUST 31, 1997                    FEBRUARY 28, 1997
 CLASS C SHARES                              SHARES            AMOUNT            SHARES               AMOUNT
 Shares sold                                  224,864   $        3,023,943        530,050   $        6,672,539
 Shares issued to shareholders in
 payment of distributions declared             36,042              483,347        358,805            4,561,299
 Shares redeemed                            (824,684)         (11,061,808)    (1,739,743)         (22,066,913)
  Net change resulting from
  Class C Share transactions                (563,778)   $      (7,554,518)      (850,888)   $     (10,833,075)

                                                    SIX MONTHS ENDED                       YEAR ENDED
                                                    AUGUST 31, 1997                    FEBRUARY 28, 1997(A)
 CLASS F SHARES                              SHARES            AMOUNT            SHARES               AMOUNT
 Shares sold                                  733,733   $        9,820,884      2,557,611   $       32,448,858
 Shares issued in connection with
 the acquisition                                   --                   --     59,078,573          730,686,278
 Shares issued to shareholders in
 payment of distributions declared            483,426            6,483,619      2,150,921           27,424,670
 Shares redeemed                          (7,844,091)        (105,139,636)   (13,885,046)        (175,921,876)
  Net change resulting from
  Class F Share transactions              (6,626,932) $       (88,835,133)     49,902,059   $      614,637,930
  Net change resulting from
  share transactions                     (13,045,768) $    (175,003,072)     43,406,011     $      532,307,109

(a) For the period from June 1, 1996 (date of initial public investment) to February 28, 1997.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-- Passport Research Ltd., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

SUB-ADVISORY FEES-- On May 15, 1997, the Directors approved a sub-advisory agreement between Passport Research Ltd. and Federated Global Research Corp. on behalf of the Fund, effective June 1, 1997. For its services under the Sub-Advisory agreement, the Sub-Adviser receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

ADMINISTRATIVE FEE-- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE-- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Corporation's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                    PERCENTAGE OF
                 AVERAGE DAILY NET
SHARE CLASS       ASSETS OF CLASS
Class B Shares         0.75%
Class C Shares         0.75%

SHAREHOLDER SERVICES FEE-- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES-- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL-- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended August 31, 1997, were as follows:

PURCHASES    $464,063,573
SALES              $481,824,483

Directors
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

Officers
John F. Donahue
  Chairman
Richard B. Fisher
  President
J. Christopher Donahue
  Executive Vice President
Edward C. Gonzales
  Executive Vice President
John W. McGonigle
  Executive Vice President, Treasurer,
  and Secretary
J. Crilley Kelly
  Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectuses, which contain facts concerning its objective and policies, management fees, expenses and other information.

[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com
Cusip 314286105
Cusip 314286204
Cusip 314286303
Cusip 314286402
8092606 (10/97)
[Graphic]





                               APPENDIX
FEDERATED UTILITY FUND, INC.

A. The graphic representation here displayed entitled "Initial Investment of $10,000," consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class A Shares of Federated Utility Fund, Inc. (the "Fund"). The darker-shaded portion reflects the Principal Value of a $10,000 investment in the Fund. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that an initial investment of $10,000/1,088 Shares in the Fund on /27/88, would have a reinvested total worth of $28,997/2,126 Shares on 8/31/97. The "x" axis reflects annual computation periods from 8/27/88 to 8/31/97. The right margin of the chart reflects the ending values of a hypothetical investment of $10,000 in the Fund measured in increments of $5,000 ranging from $0 to $35,000.

B. The graphic representation here displayed, entitled "Yearly Investments of $1,000," consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class A Shares of Federated Utility Fund, Inc. (the "Fund"). The darker-shaded portion reflects the Principal Value of a $1,000/?? Shares investments in the Fund (totaling $10,000 by 8/31/97). The color-coded mountain chart is a visual representation of the narrative text above it, which shows that $1,000 annual investments in the Fund beginning on 5/27/88 would have a reinvested total value of $17,233/1,263 Shares on 8/31/97. The "x" axis reflects computation periods from 5/27/88 to 8/31/97. The right margin of the chart reflects the ending values of hypothetical annual investments of $1,000 in the Fund measured in increments of $4000 ranging from $0 to $20,000.